UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                              __________


                               FORM 8-K

                            CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15 (d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


                         _____________________


           Date of Report (October 3, 1994): October 3, 1994


                        Alexander & Alexander Services Inc.
        (Exact name of registrant as specified in its charter)


                Maryland             1-8282                 52-0969822

             (State or other        (Commission         (I.R.S. Employer
           jurisdiction of         File Number)      Identification No.)
             organization)


       1211 Avenue of the Americas                             10036
           New York, New York                                 (Zip Code)
(Address of principal executive offices)


                           (212) 840-8500
                    (Registrant's telephone number,
                         including area code:)


                           Not Applicable
                    (Former name or former address,
                     if changed since last report.

Item 5.       Other Events.


       On October 3, 1994, Alexander & Alexander Services Inc. (the "Company") issued the following press release:


                     A&A ELECTS THREE NEW MEMBERS

                         TO BOARD OF DIRECTORS


NEW YORK, Oct. 3 -- Frank G. Zarb, CEO and Chairman of the
Board of Directors, Alexander & Alexander Services Inc. (A&A), today announced the election of three new directors:
       -      Gerald R. Ford, former President of the United States.

       -      Maurice H. Hartigan II, Senior Managing Director,
              Chemical Banking Corp., New York.

       -      James Bickford Hurlock, Partner and Chairman of the
              Management Committee, White & Case, a New York-based law firm.

       Mr. Ford was U.S. President from August 1974 through
January 1977, a period in which Mr. Zarb served as the senior official for the U.S. Government's energy-related activities.
       Mr. Hartigan heads the North America Division of Chemical's Global Bank. The division is responsible for Chemical's client relationship and origination activities with the bank's major corporate clients.
       Mr. Hurlock joined White & Case in 1959. After becoming a partner in 1967, he was head of the firm's offices in Brussels (1967-
69), Paris (1969-71) and London (1971-75).  Subsequently based in
New York, he has served as Chairman of the firm's Management
Committee since 1980.
       Mr. Zarb noted, "With their distinguished backgrounds in finance, law and public service, the company's new board members further strengthen our ability to succeed in a fast changing business environment. I am pleased to have them join us."
       Alexander & Alexander Services Inc. [NYSE: AAL] is a global organization of professional advisers providing risk management, insurance brokerage and human resource management consulting from offices in more than 80 countries.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     ALEXANDER & ALEXANDER SERVICES INC.


                     By: /s/Edward F. Kosnik
                            Edward F. Kosnik
                            Executive Vice President
                            & Chief Financial Officer







Date:  October 3, 1994

ht:Z:FORM8K:10/94

                                   Alexander & Alexander Services Inc.
                                   1211 Avenue of the Americas
                                   New York, NY  10036
                                   Telephone 212 444-4500
                                   FAX 212 444-4696



VIA EDGAR


October 3, 1994


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Current Report on Form 8-K

Gentlemen:

Enclosed for filing please find one conformed copy of the Current
Report on Form 8-K for Alexander & Alexander Services Inc. (the
"Company"). This filing notices the October 3, 1994 press release by the Company.

Sincerely,


/s/ Andrea L. Schuman


Andrea L. Schuman
Attorney


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